                       SECURITIES AND EXCHANGE COMMISSION
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                     LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                      -2-

              LONESTAR STEAKHOUSE SENDS LETTER TO ITS STOCKHOLDERS

Wichita,  Kansas,  July 2, 2001 - Lone Star Steakhouse and Saloon, Inc. (NASDAQ:
STAR) sent the following letter to its stockholders:

                 AN IMPORTANT MESSAGE TO LONE STAR STOCKHOLDERS:

            THE STORY OF LONE STAR'S TURNAROUND CAN BE TOLD IN THREE
                                  SIMPLE LINES

  DATE           LONE STAR STEAKHOUSE        Samp;P 400 MIDCAP INDEX       S&P MIDCAP RESTAURANT INDEX
             PRICE             RETURNS       PRICE           RETURNS          PRICE            RETURNS
6/27/01        11.66             38.8        507.46             3.14          231.73             7.22
6/22/01        12.89            53.44        506.09             2.85           234.2             8.36
6/15/01        12.79            52.25        509.25             3.49          230.44             6.62
 6/8/01         13.5             60.7        531.61                8           230.5             6.65
 6/1/01           13            54.75        526.94             7.03           237.2             9.75
5/25/01        13.19            57.01        533.01             8.24          256.23            18.55
5/18/01         12.5             48.8        532.02             8.02          251.66            16.44
5/11/01        12.29             46.3        508.71             3.26          250.74            16.01
 5/4/01         12.7            51.18        517.17             4.93          257.58            19.18
4/27/01        11.73            39.63        506.86             2.83          256.32            18.59
4/20/01         10.8            28.56        493.38             0.06          248.14            14.81
4/13/01         9.51             13.2        474.98            -3.68          238.78            10.48
 4/6/01       9.0313             6.13        447.44            -9.28          231.85             7.22
3/30/01       9.2813             9.06        459.92            -6.76          236.53             9.39
3/23/01       9.4375             10.9        457.95            -7.17          224.42             3.79
3/16/01         9.25              8.7        460.07            -6.74          236.69             9.46
 3/9/01       9.6875            13.84        496.78             0.68          255.71            18.26
 3/2/01       9.0625             6.49        499.96             1.28          247.64            14.52
2/23/01          9.5            11.63        498.26             0.92          246.71            14.09
2/16/01       9.9375            16.77        519.23             5.14          242.27            12.04
 2/9/01         9.25              8.7        519.95             5.24          237.86               10
 2/2/01        8.125            -4.52        518.29             4.89          221.35             2.37
1/26/01       8.9375             5.02        519.01                5          223.64             3.42
1/19/01        9.375            10.16        504.35             2.02          215.01             -0.5
1/12/01       9.5625            12.37        507.83             2.71          212.99             -1.5
 1/5/01       9.3125             7.97        489.37            -1.04          217.27             0.43

Data Range 01/02/2001  to 06/27/2001
Source: Bloomberg Professional
Date: June 26, 2001

       "THEY HAVE TREMENDOUS CASH FLOWS AND A TREMENDOUS BALANCE SHEET SO
        IT DOESN'T TAKE A GENIUS TO SEE THAT THIS COMPANY IS IMPROVING."
                   Mike Smith, Analyst, Fahnestock & Company*

    IF YOU HAVE BEEN MISLED INTO VOTING YOUR SHARES FOR ADAMS, YOU HAVE EVERY
    RIGHT TO CHANGE YOUR MIND. YOU CAN CORRECT YOUR ERROR BY VOTING THE WHITE
   PROXY TODAY. PROTECT YOUR INTERESTS AND YOUR INVESTMENT. REJECT GUY ADAMS'
   REQUEST FOR YOUR SUPPORT AND INSTEAD SIGN, DATE AND RETURN THE WHITE BOARD
          OF DIRECTORS' PROXY TODAY IN THE ENCLOSED PRE-PAID ENVELOPE.

          ON JULY 6TH, LONE STAR SHAREHOLDERS WILL ELECT ONE INDIVIDUAL
                      TO THE LONE STAR BOARD OF DIRECTORS.

                         WE BELIEVE THE CHOICE IS CLEAR:

        JAMIE B. COULTER                                              GUY ADAMS

CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LONE STAR.

EXPERIENCED, AWARD-WINNING RESTAURATEUR:
                                                          Self-styled "Business-Consultant:"
    o   Over 10 years of service to Lone Star                o   No corporate experience
    o   30 years of executive experience and                 o   No board experience
        success in the restaurant industry                   o   No restaurant experience
    o   FORBES Best Small Company in America for
        three consecutive years

HAS DELIVERED:

    o   A 35% improvement in Lone Star's stock            Enjoined by a Federal Court
        price in 2001                                        o   For filing false and misleading proxy
    o   Strong first quarter 2001 results and a                  information.
        healthy, debt-free balance sheet
    o   Strong EBITDA cash flow in excess of $57             o   Guy Adams is not the "independent"
        million annually over the last seven years               voice he portrays himself to be.
    o   $12.4 million in cash dividends to Lone Star
        stockholders over the past 12 months
    o   Stock repurchases in excess of $165 million       A federal judge had real concerns about Guy
        representing over 41% of the outstanding          Adam's independence, stating, "There's
        shares.                                           something going on that we don't know about
                                                          with respect to persons supporting Mr.
                                                          Adams...".*

                                                          We believe Guy Adams is influenced and controlled
                                                          by:
                                                             o   His private investment consulting
                                                                 client, who owns over $1 million
                                                                 worth of  Lone Star stock; and
                                                             o   Craig Corporation, a company with
                                                                 a history of hostile takeovers
                                                                 and proxy contests.

OWNS 2,395,393 SHARES OF LONE STAR STOCK.                 Owns 1,100 shares of Lone Star stock held for
                                                                      only 20 weeks.

PURCHASED 365,000 SHARES OF LONE STAR STOCK IN THE
OPEN MARKET IN 1999, INVESTING MORE THAN $3.2
MILLION OF HIS PERSONAL FUNDS.                            Purchased 1,000 shares of Lone Star stock in
                                                          2000 and sold them 48 days later.

                        VOTE FOR PROFESSIONAL LEADERSHIP
                  VOTE TO PROTECT THE VALUE OF YOUR INVESTMENT
             VOTE THE ENCLOSED WHITE BOARD OF DIRECTORS PROXY TODAY.

                                    IMPORTANT

YOUR VOTE IS IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SIGN, DATE,
AND RETURN THE ENCLOSED WHITE PROXY TODAY IN THE PRE-PAID ENVELOPE PROVIDED.

If any of your shares are held in the name of a brokerage firm bank nominee or other institution, only it can vote your shares, and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE proxy card representing your shares.

PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY GUY ADAMS, EVEN TO VOTE
AGAINST HIM, AS IT WILL REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR
LATEST-DATED PROXY COUNTS.

If you have any questions or require any additional Information, please contact our proxy solicitor, Innisfree M&A Incorporated at the address set forth below.

                           INNISFREE M&A INCORPORATED
                               501 MADISON AVENUE
                                   20TH FLOOR
                             NEW YORK NEW YORK 10022
                         CALL TOLL-FREE: (888) 750-5834
            BANKS AND BROKERAGE FIRMS CALL: (212) 750-5833 (COLLECT)

Lone Star contacts:

     John D. White                                Todd Glass/Joele Frank
     Lone Star Steakhouse and Saloon, Inc.        Joele Frank, Wilkinson Brimmer Katcher
     (316) 264-8899                               (212) 355-4449

                                       ***

Attention Lone Star Stockholders:

                      The Story Of Lone Star's Turnaround
                       Can Be Told In Three Simple Lines

  DATE           LONE STAR STEAKHOUSE        Samp;P 400 MIDCAP INDEX       S&P MIDCAP RESTAURANT INDEX
             PRICE             RETURNS       PRICE           RETURNS          PRICE            RETURNS
6/27/01        11.66             38.8        507.46             3.14          231.73             7.22
6/22/01        12.89            53.44        506.09             2.85           234.2             8.36
6/15/01        12.79            52.25        509.25             3.49          230.44             6.62
 6/8/01         13.5             60.7        531.61                8           230.5             6.65
 6/1/01           13            54.75        526.94             7.03           237.2             9.75
5/25/01        13.19            57.01        533.01             8.24          256.23            18.55
5/18/01         12.5             48.8        532.02             8.02          251.66            16.44
5/11/01        12.29             46.3        508.71             3.26          250.74            16.01
 5/4/01         12.7            51.18        517.17             4.93          257.58            19.18
4/27/01        11.73            39.63        506.86             2.83          256.32            18.59
4/20/01         10.8            28.56        493.38             0.06          248.14            14.81
4/13/01         9.51             13.2        474.98            -3.68          238.78            10.48
 4/6/01       9.0313             6.13        447.44            -9.28          231.85             7.22
3/30/01       9.2813             9.06        459.92            -6.76          236.53             9.39
3/23/01       9.4375             10.9        457.95            -7.17          224.42             3.79
3/16/01         9.25              8.7        460.07            -6.74          236.69             9.46
 3/9/01       9.6875            13.84        496.78             0.68          255.71            18.26
 3/2/01       9.0625             6.49        499.96             1.28          247.64            14.52
2/23/01          9.5            11.63        498.26             0.92          246.71            14.09
2/16/01       9.9375            16.77        519.23             5.14          242.27            12.04
 2/9/01         9.25              8.7        519.95             5.24          237.86               10
 2/2/01        8.125            -4.52        518.29             4.89          221.35             2.37
1/26/01       8.9375             5.02        519.01                5          223.64             3.42
1/19/01        9.375            10.16        504.35             2.02          215.01             -0.5
1/12/01       9.5625            12.37        507.83             2.71          212.99             -1.5
 1/5/01       9.3125             7.97        489.37            -1.04          217.27             0.43

Data Range 01/02/2001  to 06/27/2001
Source: Bloomberg Professional
Date: June 26, 2001

        "THEY HAVE TREMENDOUS CASH FLOWS AND A TREMENDOUS BALANCE SHEET
      SO IT DOESN'T TAKE A GENIUS TO SEE THAT THIS COMPANY IS IMPROVING."

    Dow Jones Newswire, 6/26/01, Mike Smith, analyst, Fahnestock & Company**

                 Whose Interests Are Really Aligned With Yours?

                       Jamie Coulter                                               Guy Adams
/X/ Experienced, award-winning restaurateur:                         / / Self-styled "Business-Consultant":
       o   Over 10 years of service to Lone Star                            o NO corporate experience
       o   30 years of executive experience and success in                  o NO board experience
           the restaurant industry                                          o NO restaurant experience
       o   Forbes Best Small Company in America for three
           consecutive years                                         / / Enjoined by a Federal Court for filing false and misleading
/X/ Has delivered:                                                       proxy information. Guy Adams is not the "independent"
       o   A 35% improvement in Lone Star's stock price in 2001          voice he portrays himself to be. A federal judge had real
       o   Strong first quarter 2001 results and a healthy, debt-free    concerns about Guy Adams' independence, stating,
           balance sheet                                                 "...there's something going on that we don't know about
       o   Strong EBITDA cash flow in excess of $57 million              with respect to persons supporting Mr. Adams..."**
           annually over the last seven years                            We believe he is influenced and controlled by:
       o   $12.4 million in cash dividends to Lone Star                     o   His private investment consulting client, who owns
           stockholders over the past 12 months                                 over $1 million worth of Lone Star stock; and
       o   Stock repurchases of over $165 million representing              o   Craig Corp., a company with a history of hostile
           more than 41% of the outstanding shares                              takeovers and proxy contests
/X/ Owns 2,395,393 shares of Lone Star stock.                        / / Owns 1,100 shares of Lone Star stock held for
                                                                         only 20 weeks.
/X/ Purchased 365,000 shares of Lone Star stock in the open          / / Purchased 1,000 shares of Lone Star stock in 2000
    market in 1999, investing more than $3.2 million of his              and sold them 48 days later.
    personal funds.
                                                                                            Jamie Coulter

                      Protect Your Investment In Lone Star.
                Vote Your WHITE Proxy To Re- elect Jamie Coulter.

 *Total return for stockholders from 1/2/01 to 6/27/01
  Source: Bloomberg Financial Markets
**Permission to use quotation neither sought nor obtained

   To support Jamie Coulter, ignore the gold proxy card.You must use the WHITE card to vote for Jamie Coulter. If you have any questions or require any assistance in executing or delivering your proxy, please call our proxy solicitor, INNISFREE M&A INCORPORATED, at 1-888-750-5834 (TOLL FREE).